SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                     [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT  [  ]

Check the appropriate box:

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
[  ]  PRELIMINARY PROXY STATEMENT



[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]   DEFINITIVE PROXY STATEMENT



[  ]  DEFINITIVE ADDITIONAL MATERIALS



[  ]  SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12

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     (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT FILL THIS IN:
          NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
          REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]   NO FEE REQUIRED.



[  ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

          (1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (2)  AGGREGATE NUMBER OF SECURITIES TO WHICH

               TRANSACTION APPLIES:



          (3)  PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

               COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



          (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



          (5)  TOTAL FEE PAID:


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
[  ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

      AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

      PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

      ITS FILING.

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     (1)  AMOUNT PREVIOUSLY PAID:



     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



     (3)  FILING PARTY:



     (4)  DATE FILED:


FIDELITY ADVISOR MORTGAGE SECURITIES FUND
A FUND OF
FIDELITY INCOME FUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
   FIDELITY MORTGAGE SECURITIES FUND ("I    NITIAL CLASS   ")
    1-800-544-8888
CLASS A, CLASS T, CLASS B, AND INSTITUTIONAL CLASS
    1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Fidelity Advisor Mortgage Securities Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Advisor Mortgage Securities Fund (the fund), will
be held at the office of Fidelity Income Fund    (the t    rust),
    82 Devonshire Street, Boston, Massachusetts 02109 on July 15,
1998, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the fund.
 3. To authorize the Trustees to adopt an Amended and Restated
Declaration of Trust.
 4. To approve an Agreement and Plan providing for the reorganization of the fund from a separate series of one Massachusetts business trust to another.
 5. To approve an amended management contract for the fund.
 6. To amend the fund's fundamental investment limitation concerning diversification.
 The Board of Trustees has fixed the close of business on May 18, 1998 as the record date for the determination of the shareholders of
Fidelity Advisor Mortgage Securities Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER Secretary
May 8, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION  VALID SIGNATURE

A. 1)  ABC CORP.                      JOHN SMITH, TREASURER

 2)    ABC CORP.                      JOHN SMITH, TREASURER

       C/O JOHN SMITH, TREASURER

B. 1)  ABC CORP. PROFIT SHARING PLAN  ANN B. COLLINS, TRUSTEE

 2)    ABC TRUST                      ANN B. COLLINS, TRUSTEE

 3)    ANN B. COLLINS, TRUSTEE        ANN B. COLLINS, TRUSTEE

       U/T/D 12/28/78

C. 1)  ANTHONY B. CRAFT, CUST.        ANTHONY B. CRAFT

       F/B/O ANTHONY B. CRAFT, JR.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INCOME FUND:
FIDELITY ADVISOR MORTGAGE SECURITIES FUND
TO BE HELD ON JULY 15, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of
Fidelity Income Fund (the trust) to be used at the Special Meeting of
Shareholders of Fidelity Advisor Mortgage Securities Fund (the fund)
and at any adjournments thereof (the Meeting), to be held on July 15,
1998 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts
02109, the principal executive office of the trust and Fidelity
Management & Research Company (FMR), the fund's investment adviser.
Shareholders of the trust's other funds (Fidelity Ginnie Mae Fund,
Fidelity Government Securities Fund, and Spartan Limited Maturity
Government Fund) will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is being made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about May 18, 1998.
Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by
representatives of the trust. In addition, Management Information
Services Corp. and D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $4,000. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not
exceed each class's existing expense caps listed on page        .
Expenses exceeding each class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors
Corporation (FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and
Fidelity Management & Research (Far East) Inc. (FMR Far East),
subadvisers to the fund, is 82 Devonshire Street, Boston,
Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting and are not revoked will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F.
King may be paid on a per call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $4,000.
The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing class
expense caps, as described on page        . Expenses exceeding each
class's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate
shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present
at the Meeting   ,     but sufficient votes to approve one or more of
the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of Fidelity Advisor Mortgage Securities Fund and of each of the other funds of the trust issued and outstanding as of
March 31, 1998 are indicated in the following table:
   FIDELITY ADVISOR MORTGAGE SECURITIES FUND

   CLASS A                                            47,521

   CLASS T                                            1,044,896

   CLASS B                                            273,870

   INSTITUTIONAL CLASS                                1,896,386

   INITIAL CLASS                                      42,830,336

   FIDELITY GINNIE MAE FUND                           80,429,219

   FIDELITY GOVERNMENT SECURITIES FUND                122,878,636

   SPARTAN LIMITED MATURITY GOVERNMENT FUND           73,270,644

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of a fund or a class on March 31, 1998 was as follows:
   FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS A: FMR Corp.,
Boston, MA (21.82%); Vestax Securities, Hudson, OH (7.82%); United
Financial Markets, Houston, TX (7.55%); Linsco/Private Ledger, San
Diego, CA (7.24%); Quest Capital Strategies Inc., Santa Ana Heights,
CA (5.72%).
   FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS T: Commonwealth
Equity Services, Waltham, MA (29.18%); Sunamerica Securities Inc.,
Phoenix, AZ (6.04%); LaSalle St. Securities, Inc., Chicago, IL
(5.19%).
   FIDELITY ADVISOR MORTGAGE SECURITIES FUND - CLASS B: United
Financial Markets, Houston, TX (9.41%); 1717 Capital Management
Company, Newark, DE (7.99%); Merrill Lynch Pierce Fenner & Smith,
Jacksonville, FL (6.82%); Intersecurities, Inc., Largo, FL (6.73%);
Commercial Federal bank, Denver, CO (5.27%); Nathan & Lewis
Securities, New York, NY (5.26%).
   FIDELITY ADVISOR MORTGAGE SECURITIES FUND - INSTITUTIONAL CLASS:
Magna Bank, Belleville, IL (26.88%); Reliance Financial Services,
Defiance, OH (10.35%); Oak Brook Bank, Oak brook, IL (9.38%).
   FIDELITY GOVERNMENT SECURITIES FUND: The Bank of New York, New
York, NY (5.24%).
    FMR Corp. has advised the trust that for Proposals 1 through 6 contained in this Proxy Statement, it will vote its shares at the
Meeting for each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the classes on that date.
 Shareholders of record at the close of business on    May     18,
1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORTS FOR THE FISCAL YEAR
ENDED    JULY     31, 1997 AND    FOR THE FISCAL PERIOD ENDED OCTOBER
31, 1997, C    ALL 1-800-   544    -   8888 (INITIAL CLASS)     OR
1-800-   843    -   3001     (   CLASS A, CLASS T, CLASS B, AND
INSTITUTIONAL CLASS    ) OR WRITE TO F   DC     AT 82 DEVONSHIRE
STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE
    FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2.
APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF
PROPOSALS 4 THROUGH 6 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT
COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE
LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER
NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of
Fidelity Income Fund, the Trustees have determined that the number of
Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Income
Fund and have served in that capacity continuously since originally elected or appointed. Robert M. Gates, William O. McCoy, and Robert C.
Pozen, were selected by the trust's Nominating    and Administration
Committee (see page ) and were appointed to the Board in March 1997,
Ja    nuary 1997, and August 1997, respectively   .     None of the
nominees    is     related to one another. Those nominees indicated by
an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds'
distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts
02109, and the business address of all other nominees is Fidelity
Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except
for Robert M. Gates, William O. McCoy, and Robert C. Pozen, each of
the nominees is curr   ently a Trustee or General Partner, as the case
may be, of 60 registered investment companies (trusts or partnerships)
advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or
General Partner, as the case may be, of 53 registered investment companies (trusts or partnerships) advised by FMR. Mr. Pozen is
currently a Trustee or General     Partner, as the case may be, of 52
registered investment companies (trusts or partnerships) advised by
FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
NOMINEE       PRINCIPAL OCCUPATION **                  YEAR OF
(AGE)                                                  ELECTION OR
                                                       APPOINTMENT

RALPH F. COX  PRESIDENT OF RABAR ENTERPRISES           1991
 (66)         (MANAGEMENT CONSULTING-ENGINEERING
              INDUSTRY, 1994). PRIOR TO FEBRUARY
              1994, HE WAS PRESIDENT OF GREENHILL
              PETROLEUM CORPORATION (PETROLEUM
              EXPLORATION AND PRODUCTION). UNTIL
              MARCH 1990, MR. COX WAS PRESIDENT
              AND CHIEF OPERATING OFFICER OF UNION
              PACIFIC RESOURCES COMPANY
              (EXPLORATION AND PRODUCTION). HE IS A
              DIRECTOR OF USA WASTE SERVICES, INC.
              (NON-HAZARDOUS WASTE, 1993), CH2M
              HILL COMPANIES (ENGINEERING), RIO
              GRANDE, INC. (OIL AND GAS PRODUCTION),
              AND DANIEL INDUSTRIES (PETROLEUM
              MEASUREMENT EQUIPMENT
              MANUFACTURER). IN ADDITION, HE IS A
              MEMBER OF ADVISORY BOARDS OF TEXAS
              A&M UNIVERSITY AND THE UNIVERSITY OF
              TEXAS AT AUSTIN.


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   NOMINEE               PRINCIPAL OCCUPATION **                  YEAR OF
   (AGE)                                                           ELECTION OR
                                                                   APPOINTMENT

PHYLLIS BURKE DAVIS    PRIOR TO HER RETIREMENT IN               1992
 (66)                  SEPTEMBER 1991, MRS. DAVIS WAS
                       THE SENIOR VICE PRESIDENT OF
                       CORPORATE AFFAIRS OF AVON PRODUCTS,
                       INC. SHE IS CURRENTLY A DIRECTOR OF
                       BELLSOUTH CORPORATION
                       (TELECOMMUNICATIONS), EATON
                       CORPORATION (MANUFACTURING, 1991),
                       AND THE TJX COMPANIES, INC. (RETAIL
                       STORES), AND PREVIOUSLY SERVED AS A
                       DIRECTOR OF HALLMARK CARDS, INC.
                       (1985-1991) AND NABISCO BRANDS,
                       INC. IN ADDITION, SHE IS A MEMBER OF
                       THE PRESIDENT'S ADVISORY COUNCIL OF
                       THE UNIVERSITY OF VERMONT SCHOOL
                       OF BUSINESS ADMINISTRATION.

ROBERT M. GATES        CONSULTANT, AUTHOR, AND LECTURER         1997
 (54)                  (1993). MR. GATES WAS DIRECTOR OF
                       THE CENTRAL INTELLIGENCE AGENCY
                       (CIA) FROM 1991-1993. FROM 1989
                       TO 1991, MR. GATES SERVED AS
                       ASSISTANT TO THE PRESIDENT OF THE
                       UNITED STATES AND DEPUTY NATIONAL
                       SECURITY ADVISOR. MR. GATES IS A
                       DIRECTOR OF LUCASVARITY PLC
                       (AUTOMOTIVE COMPONENTS AND DIESEL
                       ENGINES), CHARLES STARK DRAPER
                       LABORATORY (NON-PROFIT), NACCO
                       INDUSTRIES, INC. (MINING AND
                       MANUFACTURING), AND TRW INC.
                       (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS). MR. GATES
                       ALSO IS A TRUSTEE OF THE FORUM FOR
                       INTERNATIONAL POLICY AND OF THE
                       ENDOWMENT ASSOCIATION OF THE
                       COLLEGE OF WILLIAM AND MARY. IN
                       ADDITION, HE IS A MEMBER OF THE
                       NATIONAL EXECUTIVE BOARD OF THE BOY
                       SCOUTS OF AMERICA.

*EDWARD C. JOHNSON 3D  PRESIDENT, IS CHAIRMAN, CHIEF            1968
 (68)                  EXECUTIVE OFFICER AND A DIRECTOR OF
                       FMR CORP.; A DIRECTOR AND
                       CHAIRMAN OF THE BOARD AND OF THE
                       EXECUTIVE COMMITTEE OF FMR;
                       CHAIRMAN AND A DIRECTOR OF FIDELITY
                       INVESTMENTS MONEY MANAGEMENT,
                       INC. (1998), FIDELITY MANAGEMENT &
                       RESEARCH (U.K.) INC., AND FIDELITY
                       MANAGEMENT & RESEARCH (FAR EAST)
                       INC.

E. BRADLEY JONES       PRIOR TO HIS RETIREMENT IN 1984,         1990
 (70)                  MR. JONES WAS CHAIRMAN AND CHIEF
                       EXECUTIVE OFFICER OF LTV STEEL
                       COMPANY. HE IS A DIRECTOR OF TRW
                       INC. (ORIGINAL EQUIPMENT AND
                       REPLACEMENT PRODUCTS),
                       CONSOLIDATED RAIL CORPORATION,
                       BIRMINGHAM STEEL CORPORATION, AND
                       RPM, INC. (MANUFACTURER OF
                       CHEMICAL PRODUCTS), AND HE
                       PREVIOUSLY SERVED AS A DIRECTOR OF
                       NACCO INDUSTRIES, INC. (MINING AND
                       MANUFACTURING, 1985-1995),
                       HYSTER-YALE MATERIALS HANDLING, INC.
                       (1985-1995), AND CLEVELAND-CLIFFS
                       INC. (MINING), AND AS A TRUSTEE OF
                       FIRST UNION REAL ESTATE INVESTMENTS.
                       IN ADDITION, HE SERVES AS A TRUSTEE
                       OF THE CLEVELAND CLINIC FOUNDATION,
                       WHERE HE HAS ALSO BEEN A MEMBER
                       OF THE EXECUTIVE COMMITTEE AS WELL
                       AS CHAIRMAN OF THE BOARD AND
                       PRESIDENT, A TRUSTEE AND MEMBER OF
                       THE EXECUTIVE COMMITTEE OF
                       UNIVERSITY SCHOOL (CLEVELAND), AND A
                       TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK         EXECUTIVE-IN-RESIDENCE (1995) AT         1987
 (65)                  COLUMBIA UNIVERSITY GRADUATE
                       SCHOOL OF BUSINESS AND A FINANCIAL
                       CONSULTANT. FROM 1987 TO JANUARY
                       1995, MR. KIRK WAS A PROFESSOR AT
                       COLUMBIA UNIVERSITY GRADUATE
                       SCHOOL OF BUSINESS. PRIOR TO 1987,
                       HE WAS CHAIRMAN OF THE FINANCIAL
                       ACCOUNTING STANDARDS BOARD.
                       MR. KIRK IS A DIRECTOR OF GENERAL RE
                       CORPORATION (REINSURANCE), AND HE
                       PREVIOUSLY SERVED AS A DIRECTOR OF
                       VALUATION RESEARCH CORP.
                       (APPRAISALS AND VALUATIONS,
                       1993-1995). IN ADDITION, HE SERVES
                       AS CHAIRMAN OF THE BOARD OF
                       DIRECTORS OF THE NATIONAL ARTS
                       STABILIZATION FUND, CHAIRMAN OF THE
                       BOARD OF TRUSTEES OF THE GREENWICH
                       HOSPITAL ASSOCIATION, A MEMBER OF
                       THE PUBLIC OVERSIGHT BOARD OF THE
                       AMERICAN INSTITUTE OF CERTIFIED
                       PUBLIC ACCOUNTANTS' SEC PRACTICE
                       SECTION (1995), AND AS A PUBLIC
                       GOVERNOR OF THE NATIONAL
                       ASSOCIATION OF SECURITIES DEALERS,
                       INC. (1996).

*PETER S. LYNCH        VICE CHAIRMAN AND DIRECTOR OF FMR.       1990
 (55)                  PRIOR TO MAY 31, 1990, HE WAS A
                       DIRECTOR OF FMR AND EXECUTIVE VICE
                       PRESIDENT OF FMR (A POSITION HE
                       HELD UNTIL MARCH 31, 1991); VICE
                       PRESIDENT OF FIDELITY MAGELLAN FUND
                       AND FMR GROWTH GROUP LEADER; AND
                       MANAGING DIRECTOR OF FMR CORP. MR.
                       LYNCH WAS ALSO VICE PRESIDENT OF
                       FIDELITY INVESTMENTS CORPORATE
                       SERVICES (1991-1992). IN ADDITION,
                       HE SERVES AS A TRUSTEE OF BOSTON
                       COLLEGE, MASSACHUSETTS EYE & EAR
                       INFIRMARY, HISTORIC DEERFIELD (1989)
                       AND SOCIETY FOR THE PRESERVATION OF
                       NEW ENGLAND ANTIQUITIES, AND AS AN
                       OVERSEER OF THE MUSEUM OF FINE
                       ARTS OF BOSTON.

WILLIAM O. MCCOY       VICE PRESIDENT OF FINANCE FOR THE        1997
 (64)                  UNIVERSITY OF NORTH CAROLINA
                       (16-SCHOOL SYSTEM, 1995). PRIOR TO
                       HIS RETIREMENT IN DECEMBER 1994, MR.
                       MCCOY WAS VICE CHAIRMAN OF THE
                       BOARD OF BELLSOUTH CORPORATION
                       (TELECOMMUNICATIONS, 1984) AND
                       PRESIDENT OF BELLSOUTH ENTERPRISES
                       (1986). HE IS CURRENTLY A DIRECTOR OF
                       LIBERTY CORPORATION (HOLDING
                       COMPANY, 1984), WEEKS CORPORATION
                       OF ATLANTA (REAL ESTATE, 1994),
                       CAROLINA POWER AND LIGHT COMPANY
                       (ELECTRIC UTILITY, 1996) AND THE KENAN
                       TRANSPORT CO. (1996). PREVIOUSLY, HE
                       WAS A DIRECTOR OF FIRST AMERICAN
                       CORPORATION (BANK HOLDING COMPANY,
                       1979-1996). IN ADDITION, MR. MCCOY
                       SERVES AS A MEMBER OF THE BOARD OF
                       VISITORS FOR THE UNIVERSITY OF NORTH
                       CAROLINA AT CHAPEL HILL (1994) AND FOR
                       THE KENAN-FLAGER BUSINESS SCHOOL
                       (UNIVERSITY OF NORTH CAROLINA AT
                       CHAPEL HILL, 1988).

GERALD C. MCDONOUGH    CHAIRMAN OF G.M. MANAGEMENT              1989
 (70)                  GROUP (STRATEGIC ADVISORY SERVICES).
                       MR. MCDONOUGH IS A DIRECTOR OF
                       YORK INTERNATIONAL CORP. (AIR
                       CONDITIONING AND REFRIGERATION),
                       COMMERCIAL INTERTECH CORP.
                       (HYDRAULIC SYSTEMS, BUILDING
                       SYSTEMS, AND METAL PRODUCTS,
                       1992), CUNO, INC. (LIQUID AND GAS
                       FILTRATION PRODUCTS, 1996), AND
                       ASSOCIATED ESTATES REALTY
                       CORPORATION (A REAL ESTATE
                       INVESTMENT TRUST, 1993). MR.
                       MCDONOUGH SERVED AS A DIRECTOR OF
                       ACME-CLEVELAND CORP. (METAL
                       WORKING, TELECOMMUNICATIONS, AND
                       ELECTRONIC PRODUCTS) FROM
                       1987-1996 AND BRUSH-WELLMAN INC.
                       (METAL REFINING) FROM 1983-1997).

MARVIN L. MANN         CHAIRMAN OF THE BOARD, PRESIDENT,        1993
 (65)                  AND CHIEF EXECUTIVE OFFICER OF
                       LEXMARK INTERNATIONAL, INC. (OFFICE
                       MACHINES, 1991). PRIOR TO 1991, HE
                       HELD THE POSITIONS OF VICE PRESIDENT
                       OF INTERNATIONAL BUSINESS MACHINES
                       CORPORATION ("IBM") AND PRESIDENT
                       AND GENERAL MANAGER OF VARIOUS IBM
                       DIVISIONS AND SUBSIDIARIES. MR. MANN
                       IS A DIRECTOR OF M.A. HANNA
                       COMPANY (CHEMICALS, 1993), IMATION
                       CORP. (IMAGING AND INFORMATION
                       STORAGE, 1997), AND INFOMART
                       (MARKETING SERVICES, 1991),
                       A TRAMMELL CROW CO. IN ADDITION, HE
                       SERVES AS THE CAMPAIGN VICE
                       CHAIRMAN OF THE TRI-STATE UNITED WAY
                       (1993) AND IS A MEMBER OF THE
                       UNIVERSITY OF ALABAMA PRESIDENT'S
                       CABINET.

*ROBERT C. POZEN       SENIOR VICE PRESIDENT, IS PRESIDENT      1997
 (51)                  AND A DIRECTOR OF FMR (1997); AND
                       PRESIDENT AND A DIRECTOR OF FIDELITY
                       INVESTMENTS MONEY MANAGEMENT,
                       INC. (1998), FIDELITY MANAGEMENT &
                       RESEARCH (U.K.) INC. (1997), AND
                       FIDELITY MANAGEMENT & RESEARCH
                       (FAR EAST) INC. (1997). PREVIOUSLY,
                       MR. POZEN SERVED AS GENERAL
                       COUNSEL, MANAGING DIRECTOR, AND
                       SENIOR VICE PRESIDENT OF FMR CORP.


NOMINEE             PRINCIPAL OCCUPATION **                 YEAR OF
(AGE)                                                       ELECTION OR
                                                            APPOINTMENT

THOMAS R. WILLIAMS  PRESIDENT OF THE WALES GROUP, INC.      1989
 (69)               (MANAGEMENT AND FINANCIAL ADVISORY
                    SERVICES). PRIOR TO RETIRING IN 1987,
                    MR. WILLIAMS SERVED AS CHAIRMAN OF
                    THE BOARD OF FIRST WACHOVIA
                    CORPORATION (BANK HOLDING
                    COMPANY), AND CHAIRMAN AND CHIEF
                    EXECUTIVE OFFICER OF THE FIRST
                    NATIONAL BANK OF ATLANTA AND FIRST
                    ATLANTA CORPORATION (BANK HOLDING
                    COMPANY). HE IS CURRENTLY A OF
                    DIRECTOR OF CONAGRA, INC.
                    (AGRICULTURAL PRODUCTS), GEORGIA
                    POWER COMPANY (ELECTRIC UTILITY),
                    NATIONAL LIFE INSURANCE COMPANY OF
                    VERMONT, AMERICAN SOFTWARE, INC.,
                    AND APPLESOUTH, INC. (RESTAURANTS,
                    1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
    As of March 31, 1998, the nominees, Trustees and officers of the trust and the funds of the trust owned, in the aggregate, less than 1% of the outstanding shares of each class of the fund and less than 1% of the outstanding shares of each of the other funds.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of 3 interested and 9
non-interested Trustees, met eleven times during the    fiscal
year     ended    July     31, 1997. It is expected that the Trustees
will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are
not interested persons of the trust, FMR   ,     or its affiliates and
normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates,
McCoy, and Mrs. Davis are members of the    c    ommittee. The
committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for
the    t    rust. It reviews audit plans, fees and other material
arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment
compliance procedures and the code of ethics. During the    fiscal
year     ended    July     31, 1997 the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the
   fiscal year     ended    July     31, 1997, the committee held one
meeting. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the
fund for his or her services for the fiscal year ended    July     31,
1997, or calender year ended December 31,1997, as applicable.
COMPENSATION TABLE

TRUSTEES                AGGREGATE                    TOTAL
AND MEMBERS OF THE      COMPENSATION                 COMPENSATION
ADVISORY BOARD          FROM FIDELITY                FROM THE FUND
                        ADVISOR MORTGAGE             COMPLEX*A
                        SECURITIES FUNDB,C,   D

J. GARY BURKHEAD**,#    $ 0                          $ 0

RALPH F. COX            $ 2   04                      214,500

PHYLLIS BURKE DAVIS     $    199                      210,000

RICHARD J. FLYNN***     $    82                       0

ROBERT M. GATES****     $    98                       176,000

EDWARD C. JOHNSON 3D**  $ 0                           0

E. BRADLEY JONES        $ 2   00                      211,500

DONALD J. KIRK          $ 2   00                      211,500

PETER S. LYNCH**        $ 0                           0

WILLIAM O. MCCOY*****   $    20    2                  214,500

GERALD C. MCDONOUGH     $ 2   35                      264,500

EDWARD H. MALONE***     $    68                       0

MARVIN L. MANN          $ 2   04                      214,500

ROBERT C. POZEN**       $ 0                           0

THOMAS R. WILLIAMS      $ 2   04                      214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees of Fidelity Income Fund effective March 1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees of Fidelity Income Fund effective January 1, 1997.
# J. Gary Burkhead served on the Board of Trustees through July 31, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, amounts required to be deferred, and may included amounts deferred at the election of Trustees. For the calender year ended December 31, 1997, the Trustees accrued required
deferred compensation from the fund    complex     as follows: Ralph
F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $6, Phyllis Burke Davis, $6, Richard J. Flynn, $0, Robert M. Gates, $0, E. Bradley Jones, $6, Donald J. Kirk, $6, William O. McCoy, $0, Gerald C. McDonough, $6, Edward H. Malone, $6, Marvin L. Mann, $6, and Thomas R. Williams, $6.
   D Aggregate compensation for the three month period ended October 31, 1997: J. Gary Burkhead, $0, Ralph F. Cox, $51, Phyllis Burke Davis, $51, Richard J. Flynn, $0, Robert M. Gates, $51, Edward C. Johnson 3d, $0, E. Bradley Jones, $51, Donald J. Kirk, $51, Peter S. Lynch, $0, William O. McCoy, $51, Gerald C. McDonough, $63, Edward H. Malone, $0, Marvin L. Mann, $51, and Thomas R. Williams, $51.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a vote of the non-interested Trustees, the firm of Price Waterhouse LLP has been selected as independent accountants for the fund, to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Price Waterhouse LLP has advised the fund that it has no direct or material indirect ownership interest in the fund.
 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
 On September 18, 1997, Coopers & Lybrand L.L.P. and Price Waterhouse LLP announced plans to merge their practices world wide. Coopers & Lybrand L.L.P. and Price Waterhouse LLP expect the merger, which is
subject to approval by        regulators, to become effective in 1998.
3. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.
 The Board of Trustees has approved and recommends that the shareholders of the trust authorize them to adopt and execute an Amended and Restated Declaration of Trust for the trust and the
funds    of the trust     in the form attached to this Proxy Statement
as Exhibit 1 (New Declaration of Trust). The attached New Declaration of Trust has been marked to show changes from the trust's existing Declaration of Trust (Current Declaration of Trust). The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust and, going forward, will be used as the standard Declaration of Trust for all new Fidelity Massachusetts business trusts.
 The New Declaration of Trust gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. ADOPTION OF THE NEW DECLARATION OF TRUST WILL NOT ALTER IN ANY WAY THE TRUSTEES' EXISTING FIDUCIARY OBLIGATIONS TO ACT WITH DUE CARE AND IN THE SHAREHOLDERS' INTERESTS. BEFORE UTILIZING ANY NEW FLEXIBILITY THAT THE NEW DECLARATION OF TRUST MAY AFFORD, THE TRUSTEES MUST FIRST CONSIDER THE SHAREHOLDERS' INTERESTS AND THEN ACT IN ACCORDANCE WITH SUCH INTERESTS.
 Adoption of the New Declaration of Trust will NOT result in any changes in the funds' Trustees or officers or in the investment policies and shareholder services described in the funds' current prospectuses.
 Generally, a majority of the Trustees may amend the Current Declaration of Trust when authorized by a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust. On October 16, 1997, the Trustees approved the form of the New Declaration of Trust and authorized the submission of the New Declaration of Trust to the trust's shareholders for their authorization at this Meeting. On December 18, 1997, the Board approved several additional changes to the form of the New Declaration of Trust, which changes have been incorporated into the form attached to this Proxy Statement.
 The New Declaration of Trust amends the Current Declaration of Trust in a number of significant ways. The following discussion summarizes some of the more significant amendments to the Current Declaration of Trust effected by the New Declaration of Trust.
 IN ADDITION TO THE CHANGES DESCRIBED BELOW, THERE ARE OTHER SUBSTANTIVE AND STYLISTIC DIFFERENCES BETWEEN THE NEW DECLARATION OF TRUST AND THE CURRENT DECLARATION OF TRUST. THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE NEW DECLARATION OF TRUST ITSELF, WHICH IS ATTACHED AS EXHIBIT 1 TO THIS PROXY STATEMENT. SIGNIFICANT CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST
 REORGANIZATION OR TERMINATION OF THE TRUST OR ITS SERIES. Unlike the Current Declaration of Trust, the New Declaration of Trust generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate the Trust or any of its series. The Current Declaration of Trust requires shareholder approval in order to reorganize or terminate the trust or any of its series.
 Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the trust or a fund to reorganize into another entity. For example, in order to reduce the cost and scope of state regulatory constraints or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Current Declaration of Trust, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Declaration of Trust gives the Trustees the flexibility to reorganize the trust or any of its series and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.
 Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.
 As discussed above, before allowing the trust or fund reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Declaration of Trust is also subject to any applicable requirements of the 1940 Act and Massachusetts law. Of course, in all cases, the New Declaration of Trust would require that shareholders receive written notification of any proposed transaction.
 The New Declaration of Trust does NOT give the Trustees the authority to merge a fund with another operating mutual fund or sell all of a fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Declaration of Trust, shareholder approval is still required for these transactions.
 FUTURE AMENDMENTS OF THE DECLARATION OF TRUST. The New Declaration of Trust permits the Trustees, with certain exceptions, to amend the Declaration of Trust without shareholder approval. Under the New Declaration of Trust, shareholders generally have the right to vote on any amendment affecting their right to vote, on any amendment altering the maximum number of permitted Trustees, on any amendment affecting the New Declaration of Trust's amendment provisions, on any amendment required by law or the Trust's registration statement, and on any matter submitted to shareholders by the Trustees. The Current Declaration of Trust, on the other hand, generally gives shareholders the exclusive power to amend the Declaration of Trust. By allowing amendment of the Declaration of Trust without shareholder approval, the New Declaration of Trust gives the Trustees the necessary authority to react quickly to future contingencies. As mentioned above, such increased authority remains subordinate to the Trustees' continuing fiduciary obligations to act with due care and in the shareholders' interest.
OTHER CHANGES EFFECTED BY THE NEW DECLARATION OF TRUST
 In addition to the significant changes above, the New Declaration of Trust modifies the Current Declaration of Trust in a number of important ways, including the following:
 1. The New Declaration of Trust modifies the Current Declaration of Trust to allow FMR and the trust, on behalf of the fund, to amend the fund's Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. In contrast, the Current Declaration of Trust explicitly requires the vote of a majority of the outstanding voting securities of a fund to authorize all such amendments. A corresponding change is also proposed for the fund's Management Contract. For more information on this topic generally, see "Modification of Management Contract Amendment
Provisions" on page        .
 2. The New Declaration of Trust clarifies that the Trustees may impose other fees (for example, purchase fees) in addition to sales charges upon investment in a fund and clarifies that deferred sales charges and other fees (for example, redemption fees) may be imposed upon redemption of a fund's shares.
 3. The New Declaration of Trust confirms and clarifies various existing Trustee powers. For example, the New Declaration of Trust clarifies that the Trustees, in addition to banks and trust companies, may employ as fund custodians companies that are members of a national securities exchange or other entities permitted under the 1940 Act; delegate authority to investment advisers and other agents; adopt and offer dividend reinvestment and related plans; operate and carry on the business of an investment company; and interpret the investment policies, practices, and limitations of any fund.
 4. The New Declaration of Trust clarifies that no shareholder of a trust series shall have a claim on the assets of another series and further clarifies that, by virtue of investing in a fund, a shareholder is deemed to have assented to and agreed to be bound by the terms of the New Declaration of Trust.
 5. The New Declaration of Trust deletes various technical and/or antiquated requirements from the Current Declaration of Trust, including existing requirements that a Trustee vacancy be deemed to occur when a Trustee is absent from his or her state of residence, that Trustee vacancies must be filled within six calendar months, and that portfolio securities be held pursuant to safeguards prescribed by usual Massachusetts practice.
 6. As a general matter, the New Declaration of Trust modifies the Current Declaration of Trust to incorporate appropriate references to classes of shares.
 7. Lastly, the New Declaration of Trust generally expands various 1940 Act defined terms to encompass SEC modifications and interpretations. Specific references to discrete sections of the 1940 Act that are contained in the New Declaration of Trust have likewise been expanded to include SEC modifications and interpretations.
 CONCLUSION. The Board of Trustees has concluded that the proposed adoption of the New Declaration of Trust is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Declaration of Trust. If the proposal is not approved, the Current Declaration of Trust will remain unchanged and in effect.
4. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY ADVISOR MORTGAGE SECURITIES FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for a reorganization of Fidelity Advisor Mortgage Securities Fund (the
fund) from a separate series of the trust, a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series II (Advisor II), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of Advisor II will carry on the business of the fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement).
 Both the trust and Advisor II are Massachusetts business trusts and currently have substantially similar Declarations of Trust. Both the trust and Advisor II are presently seeking shareholder authorization to amend and restate their current Declarations of Trust. Both trusts are seeking to adopt the form of New Declaration of Trust that is described in Proposal 3 and is attached as Exhibit 1 to this Proxy Statement. If neither trust adopts the New Declaration of Trust, the rights of the fund's shareholders under state law and the fund's governing documents would be unaffected by the Reorganization. If both trusts adopt the New Declaration of Trust, the rights of the fund's shareholders would likewise be unaffected by the Reorganization. If only one trust adopts the New Declaration of Trust, the Trustees of the adopting trust would enjoy greater flexibility and, subject to applicable requirements of the 1940 Act and Massachusetts law, broader authority to act. See Proposal 3 for more information on the changes effected by the New Declaration of Trust.
 The Reorganization will not affect the operation of the fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. The fund's fiscal year end will not change as a result of this Reorganization, although the Trustees may change the fiscal year end of the fund at their discretion in the future.
 Fidelity Management & Research Company (FMR), the fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the fund as proposed in the Proxy Statement) (the New Management Contract); similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far
East), the fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantively identical to the agreements in effect between FMR U.K. and FMR Far East and FMR immediately prior to the Closing Date (the New Sub-Advisory Agreements).
 The fund's distribution agent, Fidelity Distributors Corporation
(FDC) will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The fund is presently organized as a series of the trust, which has four series of shares or
funds. The Board of Trustees unanimously recommend   s
reorganization of the fund to a separate series of Advisor II (i.e., into the Series), which will succeed to the business of the fund. Moving the fund from the trust to Advisor II will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the trust, including all of the Trustees who are not interested persons of FMR, on October 16, 1997. The Board of Trustees recommend that fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the fund to a
separate series of Advisor II;    t    emporary waiver of certain
investment limitations of the fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of the trust, as sole shareholder of the Series, to approve (i) the New Management Contract for the Series between Advisor II and FMR, (ii) the New Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East with respect to the Series and (iii) Distribution and Service Plans under Rule 12b-1 for each class of the Series substantively identical to the plans in effect with respect to each class of the fund immediately prior to the Closing Date (the New Plans). If shareholders of the fund do not approve the Plan of Reorganization, the fund will continue to operate as a series of the trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of
Reorganization itself, which is attached as Exhibit    2     to this
Proxy Statement.
 On the Closing Date of the Reorganization (defined below), the fund will transfer all of its assets to the Series, a series of shares of Advisor II established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Series Shares) equal to the number of fund shares outstanding on the Closing Date. Immediately thereafter, the fund will distribute one Series Share of
the applicable class for each fund share (the    F    und Shares) held
by the shareholder on the Closing Date to each fund shareholder, in
liquidation of such    F    und Shares. Immediately after this
distribution of the Series Shares, the fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER,
DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER    F    UND
SHARES.
 The Plan of Reorganization authorizes the trust as the then sole initial shareholder of the Series or class, as appropriate, to approve
(i) the New Management Contract, (ii) the New Sub-Advisory Agreements, and (iii) the New Plans.
 Advisor II's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Advisor II. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract and the New Sub-Advisory Agreements will continue in force until June 30, 1999. The New Plans will continue in force until April 30, 1999. The agreements and contract will continue in force thereafter from year to year so long as its continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Advisor II, FMR, or, in the case of the agreements, FMR U.K. or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by Advisor II, FMR, FMR U.K. or FMR Far East, as the case may be, and will terminate automatically in the event of its assignment. The New Plans may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 26, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of the trust and Advisor II under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or
cannot meet a condition of the Plan of Reorganization.    Generally,
either     party may at any time waive compliance with any of the
covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. The trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Series Shares
to be received by each holder of    F    und Shares under the Plan of
Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the fund's transfer agent for the fund's shareholders. Fund shareholders who are receiving
payment under a withdrawal plan with respect to    F    und Shares
will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with
respect to    F    und Shares.
 EXPENSES. The fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at
$   9,000     in the aggregate, provided that they do not exceed the
expense cap for each class of each fund. Expenses exceeding a class's expense cap, as applicable, will be paid by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the fund, which prohibit the fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the fund, the Series, or the fund's shareholders upon (1) the transfer of the fund's assets in exchange solely for the Series Shares and the assumption by Advisor II on behalf of the Series of the fund's liabilities or (2) the distribution of Series Shares to the fund's shareholders in liquidation of their
   F    und Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each fund shareholder will be the same as
that of his or her    F    und Shares immediately prior to the
Reorganization; and (b) each fund shareholder's holding period for his or her Series Shares will include the fund shareholder's holding
period for his or her    F    und Shares, provided that said
   F    und Shares were held as capital assets on the date of the
exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the fund into a separate series of a Massachusetts business trust is in the best interest of the fund's shareholders. The Trustees recommend that the fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the fund to permit the Reorganization (see "Temporary Waiver of
Investment Restrictions"    above    ); authorization of the trust, as
sole shareholder of the Series, to approve (i) the New Management Contract, (ii) the New Sub-Advisory Agreements, and (iii) the New Plans. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the fund will continue to operate as a series of the trust.
5. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR MORTGAGE SECURITIES FUND
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment
Provisions" on page         for more details. THE AMENDED CONTRACT
WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled
"Activities and Management of FMR" on page        .)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendments, is
supplied as Exhibit 3 on page        . Except for the modifications
discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning
on page        .) If approved by shareholders, the Amended Contract
will take effect on August 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management
remain above $1   56     billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by
FMR of $1   56     billion or less. Above $1   56     billion in
assets under FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when
assets increase. The Amended Contract adds 1   1     fee breakpoints
for assets under FMR's management above $1   56     billion as
illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page
       .)
GROUP FEE RATE BREAKPOINTS

PRESENT CONTRACT                            AMENDED CONTRACT

AVERAGE GROUP               PRESENT         AVERAGE GROUP     AMENDED
ASSETS                      CONTRACT*       ASSETS            CONTRACT
($ BILLIONS)                                ($ BILLIONS)

120 - 174                      0    .1450%  120 - 156            0    .1450%

174 - 228                      0    .1400%  156 - 192            0    .1400%

228 - 282                      0    .1375%  192 - 228            0    .1350%

282 - 336                      0    .1350%  228 - 264            0    .1300%

OVER 336                       0    .1325%  264 - 300            0    .1275%

                                            300 - 336            0    .1250%

                                            336 - 372            0    .1225%

                                            372 - 408            0    .1200%

                                            408 - 444            0    .1175%

                                            444 - 480            0    .1150%

                                            480 - 516            0    .1125%

                                            OVER 516             0    .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net     Present         Amended
Assets        Contract*       Contract
($ billions)

150              0    .1736%     0    .1736%

200              0    .1758%     0    .1652%

250              0    .1604%     0    .1587%

300              0    .1565%     0    .1536%

350              0    .1533%     0    .1494%

400              0    .1507%     0    .1459%

450              0    .1487%     0    .1427%

500              0    .1471%     0    .1399%

550              0    .1457%     0    .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 Average assets under FMR's management for March 1998 were approximately $608 billion.
 COMPARISON OF MANAGEMENT FEES. For the month ended March 1998, average assets under management by FMR were $608 billion. The fund's management fee rate under the Amended Contract for the month ended
March 1998 would have been    0    .4346%, compared to    0    .4445%
under the Present Contract. The management fee rate remains the same under both the Present Contract and the Amended Contract until assets
under FMR's management exceed $1   56     billion, at which point the
management fee rate under the Amended Contract begins to decline relative to the Present Contract.
 The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended
   July     31, 1997 to the management fee the fund would have
incurred if the Amended Contract had been in effect.
Present Contract    Amended Contract           Percentage
Management Fee*     Management Fee             Difference

$ 2,3   05,695      $ 2,2   73    ,7   88       (1.   39    %)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
    The following chart compares the fund's management fee as calculated under the terms of the Present Contract for the three month period ended October 31, 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
   Present Contract         Amended Contract          Percentage
   Management Fee*           Management Fee             Difference

   $ 589,351                 $ 578,471                   (1.85%)

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended March 31,1998 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract  Amended Contract   Percentage
Management Fee*   Management Fee     Difference

$ 2,320,740       $ 2,278,723         (1.81%)

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 16, 1997. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995 and June to July 1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their meetings   ,     Trustees receive materials specifically
relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts, such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and
with policies on personal securities transactions   ,     and (7) the
nature, cost and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed-income group. Among
other things   ,     they considered the size, education and
experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and
other research, advisory   ,     and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees
considered the classes' expense ratio   s     and expense ratios of a
peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee
structure, that is the reduction of the Group Fee Rate    schedule
and the proposed modification to the Present Contract's amendment
   provisions,     are in the best interest of the fund's
shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
6. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or
guaranteed by the U.S.    G    overnment or any of its agencies or
instrumentalities((, or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Advisor Mortgage Securities Fund and advised by FMR is contained in the Table of Average Net Assets and
Expense Ratios in Exhibit 4 beginning on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Fred L. Henning, Jr., Dwight D. Churchill, and Kevin E. Grant are currently officers of the trust and officers or employees of FMR or FMR Corp.
With the exception of Mr. Costello    and     Mr. Silver, all of these
persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    August     1, 1996 through March 31, 1998, no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Advisor Mortgage Securities Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of
Average Net Assets and Expense Ratios in    Exhibit 4     beginning on
page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 5.
 In addition to the management fee payable to FMR, Class A, Class T, Class B and Institutional Class shares pay transfer agent fees to
Fidelity Investments Institutional Operations Company   , Inc.
(FIIOC), an affiliate of FMR. Initial Class shares pay transfer agent fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR. The fund pays pricing and bookkeeping fees to FSC on behalf of each class of the fund. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and
reports to shareholders, the trust, on behalf of the fund   ,     has
entered into a revised transfer agent agreement with FIIOC or FSC, as applicable, pursuant to which FIIOC or FSC, as applicable, bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
    Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the applicable class for the fiscal year ended July 31, 1997 amounted to $789 for Class A, $1,513 for Class T, $881 for Class B, $2,620 for Institutional Class, and $1,028,957 for Initial Class. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and FSC by the applicable class for the three month period ended October 31, 1997 amounted to $1,160 for Class A, $16,843 for Class T, $1,270 for Class B, $9,273 for Institutional Class and $249,064 for Initial Class. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for the fiscal year ended July 31, 1997 and the three month period ended October 31, 1997 amounted to $208,321 and $52,896, respectively.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by,
FDC for    the     fiscal    year ended July 31,     1997 for the fund
amounted to the following:
Paid to FDC           Retained by FDC

Class T      Class A  Class T          Class A

$ 9,662      $ 7,090  $ 2,170          $ 67

    Sales charge revenue paid to, and retained by, FDC for the three month period ended October 31, 1997 amounted to the following:
   Paid to FDC                         Retained by FDC

   Class T             Class A         Class T                 Class A

   $ 8,746             $ 263           $ 1,749                 $ 180

 FDC collected    no     deferred sales charge revenue on Class B
shares    of the fund     during    the fiscal year ended July 31,
1997. For the three month period ended October 31, 1997, FDC collected
deferred sales charge revenue on Class B shares of $72.     When
shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales
are made. In addition,    for the fiscal year ended July 31, 1997
    FDC received from the    respective class     fees pursuant to
Distribution and Service Plans under Rule 12b-1 as follows:
                     Fees Paid to FDC

Class A              $ 530

Class T              $ 2,602

Class B              $    991

Institutional Class  $ 0

Initial Class        $ 0

    For the three month period ended October 31, 1997 FDC received from the respective class fees pursuant to Distribution and Service plans under Rule 12b-1 as follows:
                               Fees Paid to FDC

   Class A                     $ 600

   Class T                     $ 8,099

   Class B                     $ 2,699

   Institutional Class         $ 0

   Initial Class               $ 0

 Currently, the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.
 Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and the full amount of service fees paid by Class B under its Distribution and Service Plan is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class B shareholder accounts.
 FMR is the fund's manager pursuant to a management contract dated August 1, 1994, which was approved by shareholders on July 13, 1994. The management contract approved by shareholders on July 13, 1994 provides for lower fees when FMR's assets under management exceed certain levels.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group net assets - the approximate level for
October 31, 1997 - was    0    .1372%, which is the weighted average
of the respective fee rates for each level of group net assets up to $550 billion.

GROUP FEE RATE SCHEDULE                              EFFECTIVE ANNUAL FEE RATES

Average Group                  Annualized             Group Net      Effective
Assets                         Rate                   Assets         Annual
                                                                     Fee Rate


0     -       $    3 billion     0    .370   0    %   $ 0.5 billion     0    .3700%

3     -    6                     0    .3400           25                0    .2664

6     -    9                     0    .3100           50                0    .2188

9     -    12                    0    .2800           75                0    .1986

12    -    15                    0    .2500           100               0    .1869

15    -    18                    0    .2200           125               0    .1793

18    -    21                    0    .2000           150               0    .1736

21    -    24                    0    .1900           175               0    .1695

24    -    30                    0    .1800           200               0    .1658

30    -    36                    0    .1750           225               0    .1629

36    -    42                    0    .1700           250               0    .1604

42    -    48                    0    .1650           275               0    .1583

48    -    66                    0    .1600           300               0    .1565

66    -    84                    0    .1550           325               0    .1548

84    -    120                   0    .1500           350               0    .1533

120   -    174                   0    .1450           400               0    .1507

174   -    228                   0    .1400

228   -    282                   0    .1375

282   -    336                   0    .1350

Over       336                   0    .1325


 Prior to August 1, 1994, the group fee rate was based on a schedule with breakpoints ending at 0.1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects this extension of the group fee rate schedule.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE              EFFECTIVE ANNUAL FEE RATES

Average Group            Annualized  Group Net                   Effective
Assets                   Rate        Assets                      Annual
                                                                 Fee Rate

120   -    $156        0    .1450%   $ 150 billion     0    .1736%
           billion

156   -    192         0    .1400     175              0    .1690

192   -    228         0    .1350     200              0    .1652

228   -    264         0    .1300     225              0    .1618

264   -    300         0    .1275     250              0    .1587

300   -    336         0    .1250     275              0    .1560

336   -    372         0    .1225     300              0    .1536

372   -    408         0    .1200     325              0    .1514

408   -    444         0    .1175     350              0    .1494

444   -    480         0    .1150     375              0    .1476

480   -    516         0    .1125     400              0    .1459

Over       516         0    .1100     425              0    .1443

                                      450              0    .1427

                                      475              0    .1413

                                      500              0    .1399

                                      525              0    .1385

                                      550              0    .1372

 The individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 31, 1997, the annual management fee rate would be calculated as follows:
Group Fee Rate       Individual Fund       Management Fee Rate
                     Fee Rate

0.1372%         +    0.30%            =    0.4372%

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
    For the     fiscal    year ended July 31,     1997,    and the
three month period ended October 31, 1997,     FMR received
$2,273,788    and $578,471, respectively,     for its services as
investment adviser to the fund. This fee was equivalent to 0.44% for
the fiscal year ended July 31, 1997    and 0.44% (annualized) for the
three month period ended October 31, 1997,     of the average net
assets of the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the applicable class's total returns and yield and repayment of the reimbursement by the applicable class will lower its total returns and yield.
 As of March 1, 1997, FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of the fund to the extent that
its    total     operating expenses were in excess of its respective
expense cap, i.e., Class A's expense cap of 0.90%,    Class T's
expense cap of 1.00%,     Class B's expense cap of 1.65%,
Institutional Class's expense cap of 0.75%, and Initial Class's
expense cap of    0.75    %.    If this reimbursement had not been in
effect, for the fiscal year ended July 31, 1997, the total operating expenses for each class of the fund would have amounted to $13,605 for Class A, $21,012 for Class T, $13,458 for Class B, and $21,449 for Institutional Class, which would have been the equivalent to 3.84%, 1.99%, 8.78%, and 1.72%, respectively, of average net assets of each
class.     If this reimbursement had not been in effect, for    the
three month period ended October 31,     1997, the total operating
expenses for each class of the fund would have amounted to $   12,259
    for Class    A    , $   50,370     for Class    T    ,    $13,953
for Class B, and $38,170 for Institutional Class,     which would have
been equivalent to    3.04    %,    1.54    %,    4.61    %    and
1.00%    , respectively, of average net assets of each class.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Advisor Mortgage Securities    Fund,     FMR
has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisors. FMR may also grant the sub-advisors investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. The sub-advisory agreement with FMR U.K., dated August 1, 1994, was approved by shareholders on July 13, 1994. The sub-advisory agreement with FMR Far East, dated August 1, 1994, was approved by shareholders on July 13, 1994. For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly
owned subsidiaries of FMR. Under the sub-advisory agreements   ,
FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
    For the fiscal year ended July 31, 1997 and the three month period ended October 31, 1997, no fees were paid by FMR to FMR U.K. and FMR Far East on behalf of the fund.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan, LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
    For the fiscal year ended July 31, 1997 and the three month period ended October 31, 1997, the fund paid no brokerage commissions to affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity     Service
Company, Inc.     at    1-800-544-8888 (Initial Class) or Client
Services at     1-800-843-3001    (Class A, Class T, Class B, and
Institutional Class)    , whether other persons are beneficial owners
of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF AMENDED AND RESTATED DECLARATION OF TRUST
(Headings that were underlined in the trust's current Amended and Restated Declaration of Trust remain underlined in this Exhibit.) AMENDED AND RESTATED DECLARATION OF TRUST
[DATED SEPTEMBER 15, 1994]
((DATED ___________, 1998))
 AMENDED AND RESTATED DECLARATION OF TRUST, made [September 15, 1994]((______________, 1998)) by each of the Trustees whose signature is affixed hereto (the"Trustees").
 WHEREAS, the Trustees desire to amend and restate this Declaration of Trust for the sole purpose of supplementing the Declaration ((of Trust)) to incorporate amendments duly adopted; and
 WHEREAS, this Trust was initially made on August 7, 1984 by Edward C. Johnson 3d, Caleb Loring, Jr., and Frank Nesvet in order to establish a trust fund for the investment and reinvestment of funds contributed thereto;
 NOW, THEREFORE, the Trustees declare that all money and property contributed to the trust fund hereunder shall be held and managed in [T]((t))rust under this Amended and Restated Declaration of Trust as herein set forth below.
ARTICLE I
NAME AND DEFINITIONS
NAME
 Section 1. This Trust shall be known as "Fidelity        Income
    Fund."
DEFINITIONS
 Section 2. Wherever used herein, unless otherwise required by the context or specifically provided:
 (a) The [T]((t))erms "Affiliated Person((,))" "Assignment((,))" "Commission((,))" "Interested Person((,))" "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence of Section 2(a)(42) of the 1940 Act, whichever may be applicable)((,)) and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as [amended from time to time] ((modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder;
 (b) "Bylaws" shall mean the bylaws of the Trust, if any, as amended from time to time;
 (c) "Class" refers to the class of Shares of a Series of the Trust established in accordance with the provisions of Article III;
 (d) "Declaration of Trust" means this Amended and Restated Declaration of Trust, as further amended or restated, from time to time;))
 [(c)](((   e)    )) "Net Asset Value" means the net asset value of
each Series of the Trust ((or Class thereof)) determined in the manner provided in Article X, Section 3;
 [(d)](((   f)    )) "Shareholder" means a record owner of Shares of
the Trust;
 [(f)](((g   )    )) "Shares" means the equal proportionate
transferable units of interest into which the beneficial interest of ((the Trust or)) each Series shall be divided from time to time, ((including such Class or Classes of Shares as the Trustees may from time to time create and establish)) and [includes] ((including)) fractions of [s]((S))hares as well as whole [s]((Shares ((as)) consistent with the requirements of Federal and/or [other] ((state)) securities laws; [and]
 (h) "Series" refers to ((any)) series of Shares of the Trust established in accordance with the provisions of Article III;
 [(b)]((   (i)    )) "Trust" refers to Fidelity Income [Bond]Fund and
reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;
 [(e)]((   (j)    )) [The]"Trustees" refer to the individual trustees
in their capacity as trustees hereunder of the Trust and their successor or successors for the time being in office as such trustee or trustees; ((and))
 [(g)]((   (k)    ))[The]"1940 Act" refers to the Investment Company
Act of 1940, as amended from time to time.
ARTICLE II
PURPOSE OF TRUST
 The purpose of this Trust is to provide investors a continuous source of managed investment in securities.
ARTICLE III
BENEFICIAL INTEREST
   SHARES OF BENEFICIAL INTEREST
 Section 1. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series ((or Classes of Series)) as the Trustees shall((,)) from time to time((,)) create and establish. The number of ((authorized)) Shares ((of each Series)), and ((Class thereof)), is unlimited. [e]((E))ach Share shall be without par value and shall be fully paid and nonassessable. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the ((Shareholders or any Series or Class of)) Shareholders
of the Trust ((   (a)    )) to create and establish (and to change in
any manner) Shares ((or any Series or Classes thereof)) with such preferences, voting powers, rights, and privileges as the Trustees
may((,)) from time to time, determine((;)) ((   (b)     to divide or
combine the Shares ((or any Series or Classes thereof)) into a greater
or lesser number((;)) ((   (c)    )) to classify or reclassify any
issued Shares into one or more Series ((or Classes)) of Shares((;))
(((   d)    )) to abolish any one or more Series ((or Classes)) of
Shares((;)) and ((   (e)    )) to take such other action with respect
to the Shares as the Trustees may deem desirable.
[ES   TABLISHMENT O    F SERIES]
((ESTABLISHMENT OF SERIES AND CLASSES))
 Section 2. The establishment of any Series ((or Class thereof)) shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series ((or Class)). At any time that there are no Shares outstanding of any particular Series ((or Class)) previously established and designated, the Trustees may by a majority vote abolish [that]((such)) Series ((or Class)) and the establishment and designation thereof.
OWNERSHIP OF SHARES
 Section 3. The ownership of Shares shall be recorded in the books of the Trust ((or a transfer or similar agent)). The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of ((the Trust as kept by)) the Trust ((or by any transfer or similar agent, as the case may be,)) shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. INVESTMENT IN THE TRUST
 Section 4. The Trustees shall accept investments in the Trust from such persons and on such terms as they may((,)) from time to time((,)) authorize. Such investments may be in the form of cash((,)) [or]
securities((   , o    r other property)) in which the appropriate
Series is authorized to invest, valued as provided in Article X,
Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding((,)) and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion[,] (a) impose a sales charge ((or other fee)) upon investments in the Trust ((or Series or any Classes thereof,)) and (b) issue fractional Shares.
ASSETS AND LIABILITIES OF SERIES AND CLASSES
 Section 5. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments [which]((that))
   are no    t readily identifiable as belonging to any particular
Series ((or Class,)) shall be allocated by the Trustees between and among one or more of the Series ((or Classes)) in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series ((or Classes)) for all purposes and shall be referred to as assets belonging to that Series ((or Class.)) The assets belonging to a particular Series shall be so recorded upon the books of the Trust ((or of its agent or agents and)) shall be held by the Trustees in [T]((t))rust for the benefit of the holders of Shares of that Series.
 The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges, and reserves attributable to that Series, ((except that liabilities and expenses may, in the Trustees' discretion, be allocated solely to a particular Class and, in which case, shall be borne by that Class.)) Any general liabilities, expenses, costs, charges, or reserves of the Trust that are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees, in their sole discretion, deem fair and equitable ((and shall be referred to as "liabilities belonging to" that Series or Class.)) Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt. ((No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.))
NO PREEMPTIVE RIGHTS
 Section 6. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees.
[LIMITATION OF PERSONAL LIABILITY]
((STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY))
 Section 7. ((Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every shareholder by virtue of having become a shareholder shall be held to have expressly assented and agreed to be bound by the terms hereof. No Shareholder of the Trust and of each Series shall be personally liable for the debts, liabilities, obligations, and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series.)) The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may, at any time, personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract, or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust ((or to a Series)) shall include a recitation limiting the obligation represented thereby to the Trust ((or to one or more Series)) and its ((or their assets)) (but the omission of such a recitation shall not operate to bind any Shareholder ((or Trustee).))
ARTICLE IV
THE TRUSTEES
MANAGEMENT OF THE TRUST
 Section 1. The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.
[ELECTION: INITIAL TRUSTEES]
((INITIAL TRUSTEES; ELECTION))
 Section 2. ((The initial Trustees shall be at least three individuals who shall affix their signatures hereto.)) On a date fixed by the Trustees, the Shareholders shall elect not less than three Trustees. A Trustee shall not be required to be a Shareholder of the Trust. [The initial Trustees shall be Edward C. Johnson 3d, Caleb Loring, Jr. and Frank Nesvet and such other individuals as the Board of Trustees shall appoint pursuant to Section 4 of the Article IV.]
TERM OF OFFICE OF TRUSTEES
 Section 3. The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument,
signed by at least two-thirds (((2/3   )    )) of the number of
Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) a Trustee may be removed at any [S]((s))pecial [M]((m))eeting of the Trust by a vote
of two-thirds(((2/3   )    ))        of the outstanding Shares.
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, [removal][incapacity,]or [inability]removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number ((of the Trustees,)) or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the [Investment Company Act of] 1940 ((Act)). Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation((,)) or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation((,)) or increase in number of Trustees. As soon as any Trustee so appointed
shall have accepted this [t]((T))rust((,    t    ))he [t]((T))rust
estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The ((foregoing)) power of appointment is subject to the provisions of Section 16(a) of the 1940 Act((, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission.))
TEMPORARY ABSENCE OF TRUSTEES
 Section 5. Any Trustee may, by power of attorney, delegate his power
for a period not exceeding six (((6   )    )) months at any one time
to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.
NUMBER OF TRUSTEES
 Section 6. The number of Trustees, not less than three (3) nor more than twelve (12), serving hereunder at any time shall be determined by the Trustees themselves.
 Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is [absent from the Commonwealth of Massachusetts or, if not a domiciliary of Massachusetts, is absent from his state of domicile, or is] physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy [,absence] or incapacity shall be conclusive [, provided, however, that no vacancy shall remain unfilled for a period longer than six calendar months].
EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE
 Section 7. The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.
OWNERSHIP OF ASSETS OF THE TRUST
 Section 8. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.
ARTICLE V
POWERS OF THE TRUSTEES
POWERS
 Section 1. The Trustees, in all instances, shall act as principals[,] and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. ((Except as otherwise provided herein or in the 1940 Act,)) [T]((t))he Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments [which]((that)) they, in their [uncontrolled]discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in [the]((this)) Declaration of Trust or the Bylaws of the Trust, ((if any,)) the Trustees shall have power and authority:
 (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested[,] without((,)) in any event((,)) being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on, and lease any or all of the assets of the Trust.
 (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.
 (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.
 (d) To employ ((one or more)) [a] bank((s)), [or trust company]((trust companies, companies that are members of a national securities exchange, or other entities permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) as custodian((s)) of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.
 (e) To retain a transfer agent and Shareholder servicing agent, or both.
 (f) To provide for the distribution of interests of the Trust either through a [p]((P))rincipal [u]((U))nderwriter in the manner hereinafter provided for or by the Trust itself, or both.
 (g) To set record dates in the manner hereinafter provided for.
 (h) To delegate such authority as they consider desirable to any officers of the Trust and to any [agent,]((investment adviser, manager,)) custodian((,)) [or] underwriter ((, or other agent or independent contractor)).
 (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section [4(b)]((4)) hereof.
 (j) To vote or give assent [,] or exercise any rights of ownership [,] with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.
 (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.
 (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered((,)) or other negotiable form; or either in its own name or in the name of a custodian or a nominee or nominees [, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies].
 (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III(( and to establish Classes of such Series having relative rights, powers, and duties as the Trustees may provide consistent with applicable laws.))
 (n) To allocate assets, liabilities, and expenses of the Trust to a particular Series ((or Class, as appropriate,)) or to apportion the same between or among two or more Series ((or Classes, as appropriate,)) provided that any liabilities or expenses incurred by a particular Series ((or Class)) shall be payable solely out of the assets belonging to that Series as provided for in Article III.
 (o) To consent to or participate in any plan for the reorganization, consolidation, or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.
 (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy((,)) including, but not limited to, claims for taxes.
 (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.
 (r) To borrow money, and to pledge, mortgage((,)) or hypothecate the assets of the Trust, subject to ((the)) applicable [limitations]((requirements)) of the 1940 Act.
 (s) To establish, from time to time, a minimum total investment for Shareholders[,] and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder.
 (((t) To operate as and carry on the business of an investment company and to exercise all the powers necessary and appropriate to the conduct of such operations.
 (u) To interpret the investment policies, practices or limitations of any Series.
 (v) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.))
 [(t)](((w   )    )) Notwithstanding any other provision hereof, to
invest all of the assets of any [s]((S))eries in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company.
 ((The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series and not an action in an individual capacity.
 The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust or any Series or Class thereof.))
 No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.
TRUSTEES AND OFFICERS AS SHAREHOLDERS
 Section 2. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws((, if any.))
ACTION BY THE TRUSTEES
 Section 3. [The]((Except as otherwise provided herein or in the 1940 Act, the)) Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting [of] ((at which)) the Trustees ((are present in person.)) At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date((,)) and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone((, telefax)), telegram((,)) or ((other electro-mechanical means)) sent to his home
or business address at least twenty-four ((   (    24   )    )) hours
in advance of the meeting or by written notice mailed to his home or
business address at least seventy-two((   (    72   )    )) hours in
advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust. ((Written consents or waivers of Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax or other electro-mechanical means.))
CHAIRMAN OF THE TRUSTEES
 Section 4. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.
ARTICLE VI
EXPENSES OF THE TRUST
TRUSTEE REIMBURSEMENT
 Section 1. Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust((;)) interest expense, taxes, fees and commissions of every kind[,]((;)) expenses of pricing Trust portfolio securities[,]((;)) expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and [S]((s))tate laws and regulations[,]((;)) charges of custodians, transfer agents, and registrars[,]((;))expenses of preparing and setting up in type [P]((p))rospectuses and[S]((s))tatements of [A]((a))dditional [I]information[,]((;)) expenses of printing and distributing prospectuses sent to existing Shareholders[,]((;)) auditing and legal expenses[,]((;)) reports to Shareholders[,]((; ))expenses of meetings of Shareholders and proxy solicitations therefor[,]((;)) insurance expense[,]((;)) association membership dues((;)) and for such non-recurring items as may arise, including litigation to which the Trust is a party[,]((;)) and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses((,)) and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.
   ARTICLE VII
INVESTMENT ADVISER, PRINCIPAL, UNDERWRITER, AND TRANSFER AGENT
INVESTMENT ADVISER
 Section 1. Subject to a Majority Shareholder Vote, the Trustees may((,)) in their discretion ((and)) from time to time, enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical, and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may((,)) in their discretion((,)) determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales((,)) or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales((,)) and exchanges shall be deemed to have been authorized by all of the Trustees.
 The Trustees may, subject to applicable requirements of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.
PRINCIPAL UNDERWRITER
 Section 2. The Trustees may in their discretion from time to time enter into [(a)]((an exclusive or non-exclusive contract(s) on behalf of the Trust or any Series or Class thereof)) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Article [,]VII or of the Bylaws, if [;]any((.)) [and][s]((S))uch contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust. TRANSFER AGENT
 Section 3. The Trustees may, in their discretion ((and)) from time to time((,)) enter into [a]((one or more)) transfer agency and Shareholder service contract((s)) whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. [The]((Such)) contract((s)) shall be on such terms and conditions as the Trustees may((,)) in their discretion((,)) determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.
PARTIES TO CONTRACT
 Section 4. Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.
PROVISIONS AND AMENDMENTS
 Section 5. Any contract entered into pursuant to Sections 1 and 2 of this Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act, ((as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission)) ([including any amendments thereof] or other applicable Act of Congress hereafter enacted)((,)) with respect to its continuance in effect, [and no amendment to any contract, entered into pursuant to Section 1 shall be effective unless assented to by a Majority Shareholder Vote] ((its amendment)), its termination, and the method of authorization and approval of such contract or renewal thereof.
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote
[(i)](((a   )    )) for the election of Trustees as provided in
Article IV, Section 2[,]((;)) [(ii)](((b   )    )) for the removal of
Trustees as provided in Article IV, Section 3(d)[,]((;))[
(iii)](((c   )))     with respect to any investment advisory or
management contract as provided in Article VII, Section 1[,] ((and 5;
(d) with respect to any termination, merger, consolidation, reorganization, or sale of assets of the Trust or any of its Series or
Classes as provided in Article XII, Section 4;)) [(iv)](((e   )    ))
with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; [(v)](f) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust; and
[(vi)](((g   )    )) with respect to such additional matters relating
to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Commission [the Securities and Exchange Commission (the "Commission")] or any [S]((s))tate, as the Trustees may consider desirable.
 On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, ((except as provided in the
following sentence and)) except [(i)](((a   )    )) when required by
the 1940 Act, Shares shall be voted in the aggregate and not by
individual Series; and[ (ii)](((b   )    )) when the Trustees have
determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. ((The Trustees may also determine that a matter affects only the interests of one or more Classes of a Series, in which case, any such matter shall be voted on by such Class or Classes.)) A Shareholder of each Series or Class thereof shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such [s]((S))eries[,] ((or Class thereof)) on any matter on which such [s]((S))hareholder is entitled to vote((,)) and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust((, if any,)) to be taken by Shareholders.
MEETINGS
 Section 2. The first Shareholders' meeting shall be held as specified in Section 2 of Article IV at the principal office of the Trust or such other place as the Trustees may designate. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders
owning at least one-tenth ((   (    1/10   )    )) of the outstanding
Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as ((modified by or interpreted by any applicable order or orders of)) the [same may be amended from time to time] ((Commission or any rules or regulations adopted or interpretative releases of the Commission,)) seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at
least fifteen (((15   )    )) days' notice of any meeting.
QUORUM AND REQUIRED VOTE
 Section 3. A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series ((or Class)) shall vote as a Series ((or Class)) then a majority of the aggregate number of Shares of that Series ((or Class)) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series ((or Class)). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required ((by applicable law or)) by any provision of this Declaration of Trust or the Bylaws, ((if any,)) a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series ((or Class)) shall vote as a Series[,] ((or Class,)) then a majority of the Shares of that Series ((or Class)) voted on the matter shall decide that matter insofar as that Series ((or Class ))is concerned. ((Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.))
ARTICLE IX
CUSTODIAN
APPOINTMENT AND DUTIES
 Section 1. The Trustees shall at all times employ a bank((, a company that is a member of a national securities exchange, ))[or](( trust company, or other entity permitted under the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder,)) having capital, surplus, and undivided profits of at least two million dollars ($2,000,000), or such other amount as shall be allowed by the Commission or by the 1940 Act, as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust((, if any:))
 (1) to hold the securities owned by the Trust and deliver the same upon written order or oral order, if confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;
 (2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and
 (3) to disburse such funds upon orders or vouchers;
and the Trust may also employ such custodian as its agent:
 (1) to keep the books and accounts of the Trust and furnish clerical and accounting services; and
 (2) to compute, if authorized to do so, [by the Trustees],the Net Asset Value of any Series ((or Class thereof)) in accordance with the provisions hereof; all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.
 [If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.]
 The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, ((a company that is a member of a national securities exchange,)) [or] trust company, ((or other entity permitted)) [organized] ((under the)) [laws of the United States or one of the states thereof] ((1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, having capital,)) [and] surplus, and undivided profits of at least two million dollars ($2,000,000)((,)) or such other [person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act as from time to time amended] ((amount as shall be allowed by the Commission, or by the 1940 Act)).
CENTRAL [CERTIFICATE]DEPOSITORY SYSTEM
 Section 2. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934[,] or such other person as may be permitted by the Commission[,] or otherwise in accordance with the 1940 Act((,))[as from time to time amended,] pursuant to which system all securities of any particular [c]((Class or [s]((S))eries of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such ((securities))[,]((;)) provided that all such deposits shall be subject to withdrawal only upon the order of the Trust ((or its custodian, subcustodians, or other authorized agents.))
ARTICLE X
[DISTRIBUTIONS AND REDEMPTIONS]
((DISTRIBUTIONS, REDEMPTIONS AND DETERMINATION OF NET ASSET
VALUE))
DISTRIBUTIONS
Section 1.
 (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.
 (b) The Trustees shall have the power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that
Series((   ,     or Classes thereof,)) at the election of each
Shareholder of that Series.
 ((The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans, or related plans as the Trustees shall deem appropriate.))
 (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute ((a stock dividend)) pro rata among the Shareholders of a particular Series((, or Class thereof,)) as of the record date of that Series ((or Class)) fixed as provided in ((Article XII,)) Section3[hereof a "stockdividend"]. REDEMPTIONS
 Section 2. In case any holder of record of Shares of a particular Series ((or Class of a Series)) desires to dispose of his Shares, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may((,)) from time to time((,)) authorize, requesting that the Series purchase the Shares in accordance with this Section 2; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 3 hereof). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series, and payment for such Shares ((less any applicable deferred sales charges and/or fees)) shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective.
DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS
 Section 3. The term "Net Asset Value" of any Series ((or Class)) shall mean that amount by which the assets of that ((Series))[,] or Class exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series ((or Class)) of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees, provided, however, that the Trustees, without Shareholder approval, may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations((,)) and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any [O]((o))rder of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time((,)) the Trustees may cause the value [par]((per)) Share last determined to be determined again in ((a)) similar manner and may fix the time when such redetermined value shall become effective.
SUSPENSION OF THE RIGHT OF REDEMPTION
 Section 4. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension. ((In the event that any Series is divided into Classes, the provisions of this Section, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such Class.))
ARTICLE XI
LIMITATION OF LIABILITY AND INDEMNIFICATION
LIMITATION OF LIABILITY
 Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee((,)) or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office.
[INDEMNIFICATION]
((INDEMNIFICATION OF COVERED PERSONS))
 Section 2.
 (a) Subject to the exceptions and limitations contained in Section
(b) below:
  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit((,)) or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;
  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
 (b) No indemnification shall be provided hereunder to a Covered
Person:
  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office((;)) or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of his office,
   (A) by the court or other body approving the settlement;
   (B) by at least a majority of those Trustees who are neither [i]((I))nterested [p]((P))ersons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
   (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.
 (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer((,)) and shall inure to the benefit of the heirs, executors((,)) and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.
 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit((,)) or proceeding of the character described in [p]((P))aragraph (a) of this Section 2 may be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either
[(a)](((i   )    )) such Covered Person shall have provided
appropriate security for such undertaking[,]((;)) [(b)](((ii   )    ))
the Trust is insured against losses arising out of any such advance
payments((;)) or [(c)](((iii   )    )) either a majority of the
Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.
[SHAREHOLDERS]
((INDEMNIFICATION OF SHAREHOLDERS))
 Section 3. In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators((,)) or other legal representatives or((,)) in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.
   ARTICLE XII
MISCELLANEOUS
[TRUST NOT A PARTNERSHIP ETC.]
((TRUST NOT A PARTNERSHIP, ETC.))
 Section 1. It is hereby expressly declared that a trust is created hereby and not a partnership((, joint stock association, corporation, bailment, or any form of a legal relationship other than a trust.)) No Trustee hereunder shall have any power to ((personally)) bind [personally] either the Trust's officers or any Shareholder. All persons extending credit to, contracting with((,)) or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series for payment under such credit, contract((,)) or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present((,)) or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence((,)) or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.
[TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY] ((TRUSTEES' GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY))
 Section 2. The exercise by the Trustees of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or [O]((o))mission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained. ESTABLISHMENT OF RECORD DATES
 Section 3. The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividend((s,)) or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend((s)), or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid. [TERMINATION OF TRUST]
((DURATION; TERMINATION OF TRUST, A SERIES OR A CLASS; MERGERS, ETC.)) [Section 4.]
 [(a)] ((Section 4.1 Duration.)) [This] ((The)) Trust shall continue without limitation of time((,)) but subject to the provisions [of sub-section] [(b)]of this [Section 4]((Article XII.))
 [(b) Subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, the Trustees may
  (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or
  (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.
 Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.
 (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.]
 ((   Section 4.2 Termination of the Trust, a Series or a Class.
    (a) Subject to applicable Federal and state law, the Trust or any Series or Class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each Class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or Class,
  (i) the Trust or the Series or Class shall carry on no business except for the purpose of winding up its affairs;
  (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or Class, and all of the powers of the Trustees under this Declaration of Trust shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or Class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or Class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or Class (other than as provided in (iii) below) shall require Shareholder approval in accordance with
Section 4.3 below.
  (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or Class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or Class according to their respective rights.
 (b) After termination of the Trust or the Series or Class and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust and file with the Secretary of The Commonwealth of Massachusetts, as appropriate, an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties with respect to the Trust or the terminated Series or Class, and the rights and interests of all Shareholders of the Trust or the terminated Series or Class shall thereupon cease.
    Section 4.3. Merger, Consolidation, and Sale of Assets.
    Subject to applicable Federal and state law and except as otherwise provided in Section 4.4 below, the Trust or any Series thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or substantially all of the Trust property or Trust property allocated or belonging to such Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series, as the case may be. Any such merger, consolidation, sale, lease, or exchange shall be deemed for all purposes to have been accomplished under and pursuant to Massachusetts law.
    Section 4.4.Incorporation; Reorganization    . Subject to
applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all of the Trust property or the Trust property allocated or belonging to such Series or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 4.4, the Trust or any Series thereof sells, conveys, or transfers substantially all of its assets to another entity or merges or consolidates with another entity.))
FILING OF COPIES, REFERENCES, AND HEADINGS
 Section 5. The original or a copy of this instrument and of each Declaration of Trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each supplemental Declaration of Trust shall be filed by the Trustees with the Secretary of [t]((T))he Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental Declarations of Trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental Declaration of Trust. In this instrument or in any such supplemental Declaration of Trust, references to this instrument and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental Declaration of Trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.
APPLICABLE LAW
 Section 6. The [t]((T))rust set forth in this instrument is made in [t]((T))he Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust((, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.))
AMENDMENTS
 [Section 7. If authorized by votes of the Trustees and a Majority Shareholder Vote, or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, the Trustees shall amend or otherwise supplement this instrument, by making a declaration of trust supplemental hereto, which thereafter shall form a part hereof, except that an amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote. Copies of the supplemental declaration of trust shall be filed as specified in Section 5 of this Article XII.]
 ((Section 7. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Shareholders shall have the right to vote (a) on any amendment that would affect their right to vote granted in Section 1 of Article VIII;
(b) on any amendment that would alter the maximum number of Trustees permitted under Section 6 of Article IV; (c) on any amendment to this
Section 7; (d) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission; and (e) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series or Classes shall be authorized by vote of the Shareholders of each Series or Class affected and no vote of shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.))
FISCAL YEAR
 Section 8. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, ((if any,)) provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.
USE OF THE WORD "FIDELITY"
 Section 9. Fidelity Management & Research Company ("FMR") has consented to the use by any Series of the Trust of the identifying word "Fidelity" in the name of any Series of the Trust at some future date. Such consent is conditioned upon the employment of FMR ((or a subsidiary or affiliate thereof)) as investment adviser of each Series of the Trust. As between the Trust and itself, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity((.))"[.] FMR may from time to time use the identifying word "Fidelity" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations((,)) or businesses [which]((that)) it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser. ((PROVISIONS IN CONFLICT WITH LAW OR REGULATIONS.))
 ((Section 10. (a) The provisions of this Declaration of Trust are severable, and, if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.
 (b) If any provision of this Declaration Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.))
 IN WITNESS WHEREOF, the undersigned, being all [of] the [initial] Trustees of the Trust, have executed this instrument this [ 15th day of September, 1994] ((_________ day of__________, 1998.))
(([SIGNATURE LINES OMITTED]))

EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity Income Fund (Income Fund), on behalf of Fidelity Advisor Mortgage Securities Fund (the Fund), a separate series of Income Fund, and Fidelity Advisor Series II (the Trust), each a business trust duly formed under the laws of The Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable classes of the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares of the applicable classes by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the applicable classes of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 Income Fund on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Income Fund, a business trust duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire
s   hares of beneficial interest     in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Code;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934
Act), and the 1940 Act;
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on
its statement of assets and liabilities as of    July     31, 1997 and
those incurred in the ordinary course of the Fund's business as an
investment company since    July     31, 1997; and
 (y) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) As of the Closing Date, the Trust Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The assets of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties,of whatever kind or nature, whether absolute, accrued, contingent,or otherwise, whether or not on the Closing Date, and whether or not specifically referred to in this Agreement.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Income Fund or any officer duly authorized by them, on the Income Fund's behalf as the then sole shareholder of the Series, shall (1) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., (iii) a Distribution and Service Plan for each class under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the contracts, agreements and plans currently in effect with respect to the Fund or class immediately prior to the Closing Date (as defined below), except as to the parties to such contract, agreement and plan and (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposal 6 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Amended and Restated Declaration
of Trust    of Advisor II,     in liquidation of such Fund. Such
distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time), or such other date as may be mutually agreed upon in writing by the parties hereto.
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, class, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the agreement, provided that they do not exceed the following expense caps for each class in effect since March 1, 1997: Class A: 0.90%; Class T:
1.00%; Class B: 1.65%; Institutional Class: 0.75%; and Initial Class:
0.75%, as applicable. Expenses exceeding the each class's expense cap, as applicable, will be paid by FMR, but not including costs incurred in connection with the purchase or sale of portfolio securities.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Income Fund and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 26, 1999, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Bank of New York, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) Fidelity Service Company Inc. (FSC), as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Income Fund pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Income Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Income Fund, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time: (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Income Fund, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since
   July     31, 1997, other than changes in the market value of its
portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and Income Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or Income Fund, on behalf of
the    F    und, may at its option terminate this Agreement at or
prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund
   S    hareholders under this Agreement to the detriment of such
shareholders without their further approval.
 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. MASSACHUSETTS TO MASSACHUSETTS
 Copies of the Declaration of Trust of the Trust and Income Fund, as restated and amended, are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Income Fund as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
FIDELITY INCOME FUND:
ON BEHALF OF FIDELITY ADVISOR
MORTGAGE SECURITIES FUND
[SIGNATURE LINES OMITTED]
FIDELITY ADVISOR SERIES II:
[SIGNATURE LINES OMITTED]
FMR hereby agrees, pursuant to its Management
Contract with the Income Fund in respect of the Fund and with the Trust in respect of the Series, to assume the expenses provided for in accordance with paragraph 5(b) of this Agreement.
FIDELITY MANAGEMENT & RESEARCH COMPANY
[SIGNATURE LINES OMITTED]

EXHIBIT 3
((UNDERLINED)) DISCLOSURE WILL BE ADDED
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF MANAGEMENT CONTRACT
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INCOME FUND
FIDELITY ADVISOR MORTGAGE SECURITIES [PORTFOLIO] ((FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made]((AGREEMENT AMENDED and RESTATED as of)) this [1st
day of August, 1994]((  day of    1998,)) by and between Fidelity
Income Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity ((Advisor)) Mortgage Securities [Portfolio] ((Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [September 29, 1989] ((August 1, 1994, to a modification of said Contract in the manner set forth below. The [Modified] Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on [August 1, 1994]
((              )).
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets          Annualized Fee Rate (for each level)

0         -  $ 3 billion   .3700%

3         -  6             .3400

6         -  9             .3100

9         -  12            .2800

12        -  15            .2500

15        -  18            .2200

18        -  21            .2000

21        -  24            .1900

24        -  30            .1800

30        -  36            .1750

36        -  42            .1700

42        -  48            .1650

48        -  66            .1600

66        -  84            .1550

84        -  120           .1500

120       -  [174]((156))  .1450

[174      -  228]          [.1400]

[228      -  282]          [.1375]

[282      -  336]          [.1350]

[over     -  336]          [.1325]

((156))   -  ((192))       ((.1400))

((192))   -  ((228))       ((.1350))

((228))   -  ((264))       ((.1300))

((264))   -  ((300))       ((.1275))

((300))   -  ((336))       ((.1250))

((336))   -  ((372))       ((.1225))

((372))   -  ((408))       ((.1200))

((408))   -  ((444))       ((.1175))

((444))   -  ((480))       ((.1150))

((480))   -  ((516))       ((.1125))

((Over))  -  ((516))       ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
((0)).30%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for Fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1995] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange]Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                               FISCAL            AVERAGE                       RATIO OF NET
OBJECTIVE AND FUND                       YEAR END (A)      NET ASSETS                    ADVISORY FEES
                                                           (MILLIONS)(B)                 TO AVERAGE
                                                                                         NET ASSETS
                                                                                         PAID
                                                                                         TO FMR (C)

TAXABLE BOND

Capital & Income ((pound))                4/30/97          $ 2,173.2                      0.61%

Intermediate Bond ((pound))               4/30/97           3,007.7                       0.44

Investment Grade Bond ((pound))           4/30/97           1,418.2                       0.44

Short-Term Bond ((pound))                 4/30/97           986.3                         0.44

Spartan Government Income                 4/30/97           275.3                         0.60*

Spartan High Income ((pound))             4/30/97           1,634.2                       0.80

Spartan Short-Intermediate                4/30/97           73.0                          0.65
Government

The North Carolina Capital
Management Trust:

 Term Portfolio                           6/30/9   7        6   6.5                       0.3   6

Ginnie Mae ((pound))                      7/31/97           794.2                         0.44

Spartan Limited Maturity                  7/31/97           702.1                         0.54*
Government ((pound))

Target Timeline Funds: ((pound))

 1999                                     7/31/97           9.7                           0.00*

 2001                                     7/31/97           8.2                           0.00*

 2003                                     7/31/97           10.6                          0.00*

Spartan Ginnie Mae                        8/31/97           461.8                         0.51*

Government Securities                     9/30/97           978.5                         0.44

Short-Intermediate Government             9/30/97           122.2                         0.44

Spartan Investment Grade Bond ((pound))   9/30/97           404.0                         0.48*

Spartan Short-Term Bond ((pound))         9/30/97           306.6                         0.50*

Advisor Mortgage Securities:

 Class A                                     10/31/97       1.6                           0.4   4*

 Class B                                  10/31/97          1.2                           0.4   4*

 Class T                                  10/31/97          13.0                          0.4   4*

 Institutional Class                      10/31/97          15.2                          0.4   4*

    Initial Class                         10/31/97          497.7                         0.44

Advisor Government Investment:

 Class A                                  10/31/97          0.7                           0.44*

 Class B                                  10/31/97          17.3                          0.44*

 Class T                                  10/31/97          171.0                         0.44*

 Class C    ((hollow diamond))            10/31/98**        1.2                           0.44*

 Institutional Class                      10/31/97          22.0                          0.44*

Advisor High Yield: ((pound))

 Class A                                  10/31/97         $ 19.7                         0.59%

 Class B                                  10/31/97          460.7                         0.59

 Class T                                  10/31/97          1,972.7                       0.59

 Class C    ((hollow diamond))            10/31/98**        34.4                          0.59*

 Institutional Class                      10/31/97          54.6                          0.59

Advisor Short Fixed-Income: ((pound))

 Class A                                  10/31/97          3.1                           0.44*

 Class T                                  10/31/97          380.2                         0.44

 Class C    ((hollow diamond))            10/31/98**        0.7                           0.44*

 Institutional Class                      10/31/97          5.9                           0.44*

Advisor Intermediate Bond: ((pound))

 Class A                                  11/30/97          2.1                           0.44*

 Class B                                  11/30/97          19.6                          0.44*

 Class T                                  11/30/97          262.1                         0.44

 Class C                                  11/30/97          0.0                           0.44*

 Institutional Class                      11/30/97          192.5                         0.44

Institutional Short-Intermediate          11/30/97          342.8                         0.45
Government

Real Estate High Income                   11/30/97          46.1                          0.74

Advisor Emerging Markets
Income: (Rex-All)

 Class A                                  12/31/97          1.3                           0.69*

 Class B                                  12/31/97          22.3                          0.69

 Class T                                  12/31/97          92.2                          0.69

 Class C                                  12/31/97          0.0                           0.69*

 Institutional Class                      12/31/97          3.6                           0.69*

Advisor Strategic Income: (Rex-All)

 Class A                                 12/31/97         1.7                           0.59*

 Class B                                 12/31/97         45.5                          0.59

 Class T                                 12/31/97         110.6                         0.59

 Class C                                 12/31/97         0.3                           0.59*

 Institutional Class                     12/31/97         6.2                           0.59*

Global Bond ((epslon))                   12/31/97         92.5                          0.69

New Markets Income (Rex-all)             12/31/97         386.4                         0.69

Real Estate High Income II               12/31/97         73.9                          0.74

INVESTMENT                              FISCAL           AVERAGE                        RATIO OF NET
OBJECTIVE AND FUND                      YEAR END (A)     NET ASSETS                     ADVISORY FEES
                                                         (MILLIONS)(B)                  TO AVERAGE
                                                                                        NET ASSETS
                                                                                        PAID
                                                                                        TO FMR (C)

Variable Insurance Products: ((pound))

 High Income:

  Initial Class                          12/31/97        $ 1,936.9                      0.59%

  Service Class                          12/31/97         0.0                           0.59

Variable Insurance Products II:

 Investment Grade Bond                   12/31/97         262.9                         0.44

U.S. Bond Index                          2/2   8    /98   632.8                         0.32*


(a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1998, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
** Less than a complete fiscal year
(Rex-all) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

AMOR-pxs-0598    CUSIP#31617K402/FUND#237
    701686    CUSIP#31617K501/FUND#238
 CUSIP#31617K600/FUND#239
 CUSIP#31617K204/FUND#040
 CUSIP#31617K709/FUND#240
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
FIDELITY INCOME FUND: FIDELITY ADVISOR MORTGAGE SECURITIES FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Phyllis Burke Davis, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Income Fund: Fidelity Advisor Mortgage Securities Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 15, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date______________________________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
 cusip # 31617K402/fund # 237
 cusip # 31617K600/fund # 239
 cusip # 31617K501/fund # 238
 cusip # 31617K709/fund # 240
 cusip # 31617K204/fund # 040

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

1.  To elect the twelve nominees specified below as     [  ] FOR all          [  ]           1.
    Trustees:  Ralph F. Cox, Phyllis Burke Davis,      nominees listed        WITHHOLD
    Robert M. Gates, Edward C. Johnson 3d, E.          (except as marked to   authority to
    Bradley Jones, Donald J. Kirk, Peter S. Lynch,     the contrary below).   vote for all
    William O. McCoy, Gerald C. McDonough, Marvin                             nominees.
    L. Mann, Robert C. Pozen, and Thomas R.
    Williams.

    (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
    ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
    THE NOMINEE(S) ON THE LINE BELOW.)



______________________________________________________________________

2.   To ratify the selection of Price Waterhouse  LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  2.
     independent accountants of the fund.

3.   To authorize the Trustees to adopt an Amended and      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  3.
     Restated Declaration of Trust.

4.   To approve an Agreement and Plan providing for the     FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  4.
     reorganization of the fund from a separate series of
     one Massachusetts business trust to another.

5.   To approve an amended management contract for the      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  5.
     fund.

6.   To amend the fund's fundamental investment             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]  6.
     limitation concerning diversification.




AMOR-PXC-0598 cusip # 31617K402/fund # 237
 cusip # 31617K600/fund # 239
 cusip # 31617K501/fund # 238
 cusip # 31617K709/fund # 240
 cusip # 31617K204/fund # 040

Q&A  IMPORTANT INFORMATION TO HELP
     YOU UNDERSTAND THE PROPOSALS
     THAT YOU ARE BEING ASKED TO
     VOTE ON.

PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. WE APPRECIATE YOU PLACING YOUR TRUST IN FIDELITY AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST (THE NEW DECLARATION OF TRUST)?
A. The New Declaration of Trust is a more modern form of trust instrument for a Massachusetts business trust. It gives the Trustees more flexibility and, subject to the applicable requirements of Federal and state law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions. Adoption of the New Declaration of Trust will not alter the Trustees existing fiduciary obligations to act in the best interests of the shareholders. Before utilizing any new flexibility that the New Declaration of Trust may afford, the Trustees must first consider the shareholders' interests and act in accordance with such interests. The New Declaration of Trust amends the current Declaration of Trust in a number of significant ways. Please review the Proxy Statement for specific details.
Q. WHY IS THE FUND REORGANIZING FROM ONE MASSACHUSETTS BUSINESS TRUST
TO ANOTHER?
A. Advisor Mortgage Securities Fund is presently organized as a series of Fidelity Income Fund, a Massachusetts business trust. The Board of Trustees unanimously recommends reorganization of Advisor Mortgage Securities Fund to a separate series of Fidelity Advisor Series II. The proposed changes will consolidate and streamline production and mailing of legal documents and have no material effect on shareholders or management of the fund.
(v) WHY IS THE FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
A. The amended contract is principally designed to modify the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee
Rate), as well as lowering the fund's individual fund fee rate. The amended contract will result in a management fee that is lower than
the fee payable under the present management contract.   The Board of
Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fee are in the best interest of the fund's shareholders. Please refer to the Proxy Statement for specific details of each change.
Q. WILL THE AMENDMENT TO CHANGE THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR THE FUND AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that this proposal is in the best interest of the fund's shareholders, and will not affect the fund's investment philosophies. The proposal will allow the fund to invest without limit in the securities of other investment companies. As a result of an order of exemption by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds), managed by FMR or an affiliate of FMR. If the proposal is approved, the fund may increase its investment in the Central Funds. FMR believes that the Central Funds will benefit the fund through enhanced efficiency of cash management and increased short-term investment opportunities.
Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
A. The other proposals that require your vote have been unanimously approved by the fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees and the ratification of the selection of Price Waterhouse LLP as independent accountants of the fund are explained clearly in the fund's Proxy Statement.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of the fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the number for your share class:
(solid bullet) Shareholders of Initial Class: call 800-544-8888
(solid bullet) Shareholders of Class A, Class T, Class B, and Institutional Class: call 800-522-7297

IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Fund Shareholder:
On July 15, 1998, a special shareholder meeting of the following Fidelity Advisor Fund will be held:
(solid bullet) Mortgage Securities Fund (Class A, Class T, Class B, Institutional Class, and Initial Class)
The matters to be discussed are important, and directly affect your investment. As a shareholder, the number of votes your are entitled to is based upon the dollar value of your investment. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs may be charged directly to the fund.
The enclosed Proxy Statement details the proposals under consideration. In addition, we have attached a Q&A to assist you in understanding the proposals that require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity at 800-544-8888 (Initial Class) or 800-522-7297 (Class A, Class T, Class B, and Institutional Class).
Remember, this is your opportunity to voice your opinion on matters
affecting your fund.   YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO
MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer